EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BlueOne Technologies, Inc. (the “Registrant”) on Form 10-Q for the three months ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof, I, Nabil A. Bader, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BlueOne Technologies, Inc.

Dated: August 11, 2026	/s/ Nabil A. Bader
Nabil A. Bader
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BlueOne Technologies, Inc. and will be retained by BlueOne Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.